SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549




                     ---------------------------------



                                 FORM 8-K/A

                               CURRENT REPORT

                   Pursuant to Section 13 of 15(d) of the

                      Securities Exchange Act of 1934


                     Date of Report:  November 7, 1995


                           BROADWAY STORES, INC.



                          3880 North Mission Road
                       Los Angeles, California 90031
                               (213) 227-2000



     Delaware                      1-8765                        94-0457907
---------------------------------------------------------------------------
(State of Incorporation)   (Commission File No.)              (IRS Id. No.)



                          Exhibit Index on Page 4

Item 7.    Financial Statements, Pro Forma Financial
           -----------------------------------------
           Information and Exhibits.
           ------------------------


           The following exhibits are filed herewith:

           2.1 Agreement and Plan of Merger, dated August 14, 1995, among Broadway, Federated, and Newco (incorporated by reference to Exhibit 2.1 to the Proxy Statement/Prospectus included in Federated's Registration Statement on Form S-4
                (Registration No. 33-62077))

           16.1 Letter from Price Waterhouse LLP

                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              BROADWAY STORES, INC.
                                   (Registrant)



Date:  November 13, 1995     By:  /s/ Dennis J. Broderick
                                 ------------------------
                                 Dennis J. Broderick
                                 Vice President

                               EXHIBIT INDEX
                               -------------


Exhibit
Number                          Description                            Page
-------                         -----------                            ----

2.1 Agreement and Plan of Merger, dated August 14, 1995, among Broadway, Federated, and Newco (incorporated by reference to Exhibit 2.1 to the Proxy Statement/ Prospectus included in Federated's Registration Statement on Form S-4 (Registration No. 33-
           62077))                                            --

16.1       Letter from Price Waterhouse LLP                    5